ACQUISITIONS	6 Months Ended
Jun. 30, 2023
Disclosure of detailed information about business combination [abstract]
ACQUISITIONS	ACQUISITIONS
Brazil Wind Portfolio
On March 3, 2023, the company, together with its institutional partners, completed the acquisition of 100% interest in a 136 MW portfolio of wind assets in Brazil. The purchase price of this acquisition, including working capital and closing adjustments, was $95 million. The company holds an approximately 22.5% economic interest.
The preliminary purchase price allocations, at fair value, as at June 30, 2023, with respect to the acquisitions are as follows:

(MILLIONS)	Brazil Wind Portfolio
Cash and cash equivalents	$10
Trade receivables and other current assets	9
Property, plant and equipment	125
Other non-current assets	19
Accounts payable and accrued liabilities	(16)
Current portion of non-recourse borrowings	(4)
Non-recourse borrowings	(46)
Provisions	(2)
Fair value of net assets acquired	95
Purchase price	$95